EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that we, the undersigned directors of Wachovia Corporation, and each of us, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), our attorneys-in-fact and agents with full power of substitution for us and in our name, place and stead, in any and all capacities, to execute for us and in our behalf the Annual Report on Form 10-K of Wachovia Corporation for the year ended December 31, 1999 and any and all amendments to the foregoing Report and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we the undersigned have executed this Power of Attorney this 28th day of January 2000.

L. M. BAKER, JR.                                                           JAMES S. BALLOUN
------------------------------------                                       ---------------------------
L. M. Baker, Jr.                                                           James S. Balloun

PETER C. BROWNING                                                          JOHN T CASTEEN III
------------------------------------                                       ---------------------------
Peter C. Browning                                                          John T. Casteen III

JOHN L. CLENDENIN                                                          THOMAS K HEARN, JR.
------------------------------------                                       ---------------------------
John L. Clendenin                                                          Thomas K. Hearn, Jr.

GEORGE W. HENDERSON, III                                                   W. HAYNE HIPP
------------------------------------                                       ---------------------------
George W. Henderson, III                                                   W. Hayne Hipp

ROBERT A. INGRAM                                                           GEORGE R. LEWIS
------------------------------------                                       ---------------------------
Robert A. Ingram                                                           George R. Lewis

ELIZABETH VALK LONG                                                        JOHN G MEDLIN, JR.
------------------------------------                                       ---------------------------
Elizabeth Valk Long                                                        John G. Medlin, Jr.

LLOYD U. NOLAND III                                                        MORRIS W. OFFIT
------------------------------------                                       ---------------------------
Lloyd U. Noland, III                                                       Morris W. Offit

G. JOSEPH PRENDERGAST                                                      SHERWOOD H. SMITH, JR.
------------------------------------                                       ---------------------------
G. Joseph Prendergast                                                      Sherwood H. Smith, Jr.

JOHN C. WHITAKER, JR.
------------------------------------
John C. Whitaker, Jr.

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